Osterweis
Funds

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund

Supplement dated May 25, 2012 to
Prospectus dated June 30, 2011

Effective immediately, the Board of Trustees of Professionally Managed Portfolios has approved the following revised investment advisory fee schedule with an additional management fee breakpoint of 0.65% on average daily net assets over $2.5 billion for the Osterweis Strategic Income Fund.  The following replaces the disclosure on page 19 of the Prospectus for the Fund:

Osterweis Strategic Income Fund	Management Fee	Management Fee Paid for FYE March 31, 2011
Osterweis Capital Management, LLC	1.00% for average daily net assets up to $250 million; 0.75% for average daily net assets between $250 million and $2.5 billion; and 0.65% of average daily net assets over $2.5 billion	0.80%

Effective July 31, 2012, the Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund have revised their redemption fee policies as follows:

Redemption Fees

Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders.  For these reasons, the Funds will assess a 2.00% fee on the redemption of Fund shares held for less than 30 days.  This fee is paid to a Fund to help offset transaction costs and administrative expenses.  The Funds use the “first-in, first-out” (“FIFO”) method for determining the holding period.  If you purchased shares on different days, under the FIFO method, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  Exchanges of shares made in connection with use of the exchange privilege are also subject to this fee for those shares held for less than 30 days.  The fee is deducted from the proceeds of your redemption and is retained by a Fund for the benefit of its long-term shareholders.  This fee does not apply to Fund shares acquired through the reinvestment of dividends, AIP and shares redeemed through the SWP.  The Funds will also waive their redemption fee on sales of Fund shares made in connection with certain asset-allocation programs managed by fee-based investment advisers, certain wrap accounts and certain retirement plans.  In addition, the Funds retain the right to waive the redemption fee in circumstances they deem reasonable.

One Maritime Plaza, Suite 800 - San Francisco, CA 94111 - Osterweis.com - (415) 434-4441

Although each Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 30 days, a Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While each Fund has entered into Information Sharing Agreements with Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in a Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, a Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.  Each Fund reserves the right to change the terms and amount of this redemption fee upon at least 60 days’ written notice to shareholders unless otherwise provided by law.

Please retain this Supplement with the Prospectus.

Osterweis
Funds

Osterweis Strategic Income Fund

Supplement dated May 25, 2012 to
Statement of Additional Information dated June 30, 2011

Effective immediately, the Board of Trustees of Professionally Managed Portfolios has approved a revised investment advisory fee schedule for the Osterweis Strategic Income Fund.  The following replaces the disclosure on page 32 of the Statement of Additional Information for the Fund:

Investment advisory services are provided to the Osterweis Fund by Osterweis Capital Management, Inc., and to the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund by Osterweis Capital Management, LLC, each an adviser, pursuant to separate investment advisory agreements (each an “Advisory Agreement”) with the Trust.  The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, CA 94111.  As compensation, the Osterweis Fund and the Osterweis Strategic Investment Fund each pay its Adviser at an annual rate of 1.00% on assets up to $500 million and 0.75% on assets at $500 million or above, and the Osterweis Strategic Income Fund pays its Adviser at an annual rate of 1.00% of average daily net assets up to $250 million, 0.75% of average daily net assets between $250 million and $2.5 billion, and 0.65% of average daily net assets over $2.5 billion.

Please retain this Supplement with the
Statement of Additional Information.

One Maritime Plaza, Suite 800 - San Francisco, CA 94111 - Osterweis.com - (415) 434-4441